UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

WARNER CHILCOTT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-36887	98-0496358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cannon’s Court 22

Victoria Street

Hamilton HM 12

Bermuda

(Address of Principal Executive Offices)

(441) 295-2244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing of Warner Chilcott Limited, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On May 11, 2015, Actavis plc (the “Company”), of which Warner Chilcott Limited is a consolidated subsidiary, issued a press release announcing earnings for the three months ended March 31, 2015. The Company furnished the press release as Exhibit 99.1 to a Current Report on Form 8-K filed on May 11, 2015. The Company financial information contained in the press release includes, on a consolidated basis, information regarding Warner Chilcott Limited’s results of operations and financial condition.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Actavis plc Press Release dated May 11, 2015 (incorporated by reference to Exhibit 99.1 to the Actavis plc Current Report on Form 8-K, filed with the SEC on May 11, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2015

Warner Chilcott Limited

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Secretary

Exhibit Index

EXHIBIT NO.	DESCRIPTION
99.1	Actavis plc Press Release dated May 11, 2015 (incorporated by reference to Exhibit 99.1 to the Actavis plc Current Report on Form 8-K, filed with the SEC on May 11, 2015).